BLACKROCK FUNDS
SUPPLEMENT DATED SEPTEMBER 25, 2007
TO THE EQUITY PORTFOLIOS SERVICE SHARES PROSPECTUS
DATED JANUARY 31, 2007

Effective September 27, 2007, the Service Share class of the Capital Appreciation, Aurora, Small/Mid-Cap Growth and Global Opportunities Portfolios will no longer be offered. All references to such portfolios in the prospectus are deleted in their entirety.

PRO-SERV-SUP-SEP07